                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS that each of the undersigned appoints James
A. Kirkman III as the attorney-in-fact and agent of the undersigned, with full power and authority of substitution, to execute for and on behalf of the undersigned a shelf REGISTRATION STATEMENT ON FORM S-3 for the offerings of debt securities by NABISCO, INC., a New Jersey corporation (the "Company"), all pre-effective and post-effective amendments or supplements to this Registration Statement and all related documents and instruments, and to file the same with the Securities and Exchange Commission and with each exchange on which Company securities may be listed, granting to this attorney-in-fact and agent full power and authority to take such action as he deems advisable or necessary to carry out the intent of this Power of Attorney.

    IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of March 5, 1998.

          SIGNATURE                       TITLE
------------------------------  --------------------------

   /s/ STEVEN F. GOLDSTONE
------------------------------  Chairman of the Board
     Steven F. Goldstone

      /s/ JAMES M. KILTS
------------------------------  Director, President and
        James M. Kilts            Chief Executive Officer

     /s/ JAMES E. HEALEY        Executive Vice President
------------------------------    and Chief Financial
       James E. Healey            Officer

 /s/ ROBERT A. SCHIFFNER, JR.
------------------------------  Senior Vice President and
   Robert A. Schiffner, Jr.       Controller

       /s/ HERMAN CAIN
------------------------------  Director
         Herman Cain

    /s/ JOHN T. CHAIN, JR.
------------------------------  Director
      John T. Chain, Jr.

     /s/ DAVID B. JENKINS
------------------------------  Director
       David B. Jenkins

      /s/ KAY KOPLOVITZ
------------------------------  Director
        Kay Koplovitz

   /s/ JOHN G. MEDLIN, JR.
------------------------------  Director
     John G. Medlin, Jr.